Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Form S-3D Registration Statement of our report on the 1998 and 1997 consolidated financial statements, dated January 20, 1999, which appears on Page F-4 in the Annual Report on Form 10-K of Thornburg Mortgage, Inc. and subsidiaries for the year ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts" in the aforementioned Registration Statement.


                                   /s/  McGladrey  &  Pullen,  LLP
                                   -------------------------------
                                   McGladrey  &  Pullen,  LLP

November  8,  2000


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